UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2018

NEUROCRINE BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22705	33-0525145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12780 El Camino Real, San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 617-7600

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As discussed below in Item 5.07, the Company held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amending the Company’s 2011 Equity Incentive Plan, as amended (the “2011 Plan”), to, among other things, increase the number of shares of the Company’s common stock available for issuance under the 2011 Plan from 17,000,000 to 19,000,000. A summary of the material terms of the 2011 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2018 (the “Proxy Statement”). That summary is qualified in its entirety by reference to the text of the 2011 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference. As discussed below in Item 5.07, at the Annual Meeting the Company’s stockholders approved the Company’s 2018 Employee Stock Purchase Plan (the “ESPP”). A summary of the material terms of the ESPP is set forth in the Proxy Statement. That summary is qualified in its entirety by reference to the text of the ESPP, which is filed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 24, 2018, the Company held its Annual Meeting. As of the close of business on March 29, 2018, the record date for the Annual Meeting, there were 89,882,062 shares of common stock entitled to vote, of which there were 81,418,826 shares present at the Annual Meeting in person or by proxy. At the Annual Meeting, stockholders voted on five matters: (i) the election of two Class I Directors for a term of three years expiring at the 2021 Annual Meeting of Stockholders, (ii) an advisory vote on the compensation paid to the Company’s named executive officers, (iii) the approval of the 2011 Plan to, among other things, increase the number of shares of the Company’s common stock available for issuance thereunder from 17,000,000 to 19,000,000, (iv) the approval of the ESPP, and (v) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The voting results were as follows:

•	Election of two Class I Directors for a term of three years expiring at the 2021 Annual Meeting of Stockholders.

William H. Rastetter, Ph.D.	For	74,310,546	Withheld	1,474,951
George J. Morrow	For	74,723,701	Withheld	1,061,796

The two nominees for Class I Director were elected. The Class II Directors, Corinne H. Nevinny, Richard F. Pops and Stephen A. Sherwin, M.D., continue in office until the 2019 Annual Meeting of Stockholders or until their earlier death, resignation or removal. The Class III Directors, Kevin C. Gorman, Ph.D., Gary A. Lyons, and Alfred W. Sandrock, Jr., M.D., Ph.D., continue in office until the 2020 Annual Meeting of Stockholders, or until their earlier death, resignation or removal.

•	An advisory vote on the compensation paid to the Company’s named executive officers.

Shares Voted:	For	74,427,569	Against	1,305,134	Abstain	52,794
Percent of Voted:	For	98.20%	Against	1.72%	Abstain	0.06%

There were 5,633,329 broker non-votes for this proposal.

The compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis.

•	Approval of the 2011 Plan, as amended.

Shares Voted:	For	62,953,207	Against	12,777,177	Abstain	55,113
Percent of Voted:	For	83.06%	Against	16.85%	Abstain	0.07%

There were 5,633,329 broker non-votes for this proposal.

The 2011 Plan, as amended, was approved.

•	Approval of the ESPP.

Shares Voted:	For	75,205,818	Against	566,459	Abstain	13,220
Percent of Voted:	For	99.23%	Against	0.74%	Abstain	0.01%

There were 5,633,329 broker non-votes for this proposal.

The ESPP was approved.

•	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

Shares Voted:	For	80,049,467	Against	977,241	Abstain	392,118
Percent of Voted:	For	98.31%	Against	1.20%	Abstain	0.48%

The appointment of Ernst & Young LLP was ratified.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Neurocrine Biosciences, Inc. 2011 Equity Incentive Plan, as amended.

99.2	Neurocrine Biosciences, Inc. 2018 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 30, 2018	NEUROCRINE BIOSCIENCES, INC.

/s/ Darin M. Lippoldt
Darin M. Lippoldt
Chief Legal Officer